Transformational Technology from the World Leader in Dental Lasers Enabling Better Patient Reported Outcomes NASDAQ:BIOL Exhibit 99.1

Statements made during BIOLASE’s presentation and in its representative’s answers to questions at the 6th annual LD Micro Invitational investor conference (the “Conference”) that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make at the Conference concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches.  Attendees at the Conference are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of BIOLASE's participation in the Conference. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made during its participation in the Conference. Safe Harbor Statement

BIOLASE has been clear industry leader with more than 31,000 lasers sold and is best positioned as industry leader going forward Experienced leadership, strategy and plan now in place to achieve sustained growth, positive cash flow, and profitability Turnaround – significant opportunity exists for value creation and shareholder returns Development and distribution agreement with IPG Medical expands access to technology and product lines; yields sizeable clinical and economic benefits Disruptive laser technology that will change the management of highly prevalent yet under-treated dental conditions Substantial benefits to patients and dental practitioners that will increase adoption and utilization of laser dentistry BIOLASE technology’s unmatched versatility enables large potential increases in utilization World Leader in Laser Dentistry, positioned to break through with transformational technology, achieve attractive financial returns

Biolase has a clear purpose, a focused mission, and values that guide the shaping of a high performance culture Purpose: What we do for others - To restore & repair dental anatomy, alleviate pain, and reduce fear and anxiety related to dentistry to improve patient quality of life. Mission: What business are we in - To increase stakeholder value by growing and dominating the global dental laser markets. Values: The high performance culture we are shaping Caring about Patients above all else Serving and supporting Customers is our lifeblood Caring about and for our People and stakeholders Operating with Integrity at all times; doing the right thing Innovating to meeting needs of dental market better than other companies Always Competing to win by a wide margin

Patient Promise: Better Outcomes & Less… Minimally Invasive Dental Microsurgery

Dentist Promise: Better Outcomes & More… Minimally Invasive Dental Microsurgery

Previous product/technology sale orientation to early adopters moving to a “Whole Product” approach including required support to successfully address pragmatists Development of a differentiated “value tiered” product portfolio to access more markets around the world and significantly increase penetration Pivoting strategy to enable significantly more dentists to manage widely prevalent yet under-treated conditions and be more productive and engaged Development of alternative business models and pricing strategies BIOLASE poised to cross “The Chasm” in the All-Tissue Laser technology adoption more than tripling the market opportunity Source: Crossing the Chasm By Geoffrey Moore Early Adopters 13.5% Early Majority “Pragmatists” 34% Late Majority “Conservatives” 34% Laggards “Skeptics” 16% Significant Opportunity Primary Laser Adoptions To Date Innovators 2.5% “THE CHASM”

The US Dental market has significant remaining opportunity for All-Tissue lasers to penetrate clinics


ADDRESSABLE MARKET
97,009
18,289
42,674
19,305
15,241
TARGET MARKET
75% of Addressable Mkt
Offers specialty services, 5-25 yrs exp, good practice fit
72,758
13,717
32,006
14,479
11,431
SERVED
9% Market Penetration
6,700
UNSERVED
Significant Opportunity
66,058
9,317
30,756
13,729
11,231
Solo Large
Solo Small
Group
Corp
Other

THE OPPORTUNITY

- Improved Patient Reported Outcomes
- High prevalence, under-treated conditions
- High Volume Procedures

MARKET SHARE


Convergent 2%
Morita 1%
Others 3%
Lumenis 2%
Hoya 3%
Fotona 11%
Biolase 78%

Sources: iData Research 2014 reports; MarketMarkets Research 2015; internal data and industry reports.

8

BIOLASE

Global penetration at ~5% reinforces "The Chasm" not yet crossed to the early majority – significant opportunity exists



ADDRESSABLE MARKET
TARGET MARKET
SERVED
UNSERVED
606,116
106,235
319,072
82,829
55,365
42,615
~67% of Addressable Mkt
Market reduction due to economic factors, socialized medicine and general underdevelopment
403,678
70,882
211,665
55,769
37,512
27,850
5% Market Penetration
18,200
Significant Opportunity
385,477
60,157
207,827
53,869
36,737
26,887
Solo Large
Solo Small
Group
Corp
Other

THE OPPORTUNITY

- High Volume Procedures
- Improved Clinical Outcomes
- Evidence-based

MARKET SHARE



Deka 3%
Lumenis 2%
Others 3%
Syneron 5%
Morita 7%
Hoya 9%
Fotona 10%
Biolase 61%

Sources: iData Research 2014 reports; MarketMarkets Research 2015; internal data and industry reports.

9

BIOLASE positioned well with dominant share in All-Tissue laser markets and market leadership in Soft-Tissue lasers Soft Tissue Lasers Global Share All Tissue Lasers Global Share The majority of lasers sold are Soft Tissue devices. However, Biolase commands a dominant or significant share in both markets Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports.

Historical market revenue trends achieved mid to high single digit CAGR – BIOLASE can achieve mid to high teens CAGR



Total Dental Laser Market - Global
120,000
100,000
80,000
60,000
40,000
20,000
0
2009
2010
2011
2012
2013
2014
2015
8% CAGR
Legend
NAM
EU
ROW
TOTAL



All Tissue Laser Market - Global
(000s)
50,000
40,000
30,000
20,000
10,000
0
2009
2010
2011
2012
2013
2014
2015
7% CAGR



Soft Tissue Laser Market - Global
(000s)
75,000
60,000
45,000
30,000
15,000
0
2009
2010
2011
2012
2013
2014
2015
9% CAGR

Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports.

11

BIOLASE

Proprietary Dental Lasers: Hard- & soft-tissue WaterLase® iPlus - World’s top-selling all-tissue dental laser Energy generated by our proprietary laser wavelength excites water molecules in tissues and the main mineral in bone and teeth The water molecules within the tissue and the water spray absorb the laser energy, mediating the ablation of tissues An atomized spray of water and air continually re-hydrates and cools the target tissue, minimizing or preventing heat and pain WaterLase can be used in place of a dental drill in dental and bone related procedures, and in place of a scalpel in most periodontal and soft tissue procedures Epic® and iLase® soft-tissue diode lasers Epic and iLase transmit laser diode energy to “initiated” tips that use direct contact heat to cut to perform soft tissue surgery These diode lasers are also used with “uninitiated” tips or specialized handpieces for non-cutting applications such as: photobiomodulation, pain relief, tooth whitening, and laser bacterial reduction Unique designs and ergonomics make them the preferred products in their categories BIOLASE has the most versatile and best wavelength for All-Tissue lasers, and high value, versatile leading Soft-Tissue lasers

Compelling WaterLase value proposition with many benefits – in process of being made simple and consistent for target segments Better Dentistry Better Patient Reported Outcomes Better ROI and business returns 80 FDA cleared indications, enabling significantly more procedures With 4 or less procedures, can generate significant positive cash flow and a timely pay back Best value in laser dentistry

Two-thirds of 2015 revenue came from laser system sales and 55% the sales were made in the U.S. United States 55% International 45%

Harold C. Flynn, Jr. appointed President and CEO in July 2015 Experienced medical device leader with world class companies in their respective sectors, IDEXX Laboratories, Abbott Laboratories, Zimmer Dental Leadership, technical, commercial and operating success in the dental, hematology and diagnostics industries Led Zimmer Dental for last eight years Introduced and developed transformational products, including co-inventing a highly differentiated implant system Developed world’s leading dental regenerative portfolio Acquired a Brazilian implant company Acquired a German Dental CAD/CAM company Led a global direct sales force of approximately 300 field based representatives, specialists and managers Experienced Board brought in new CEO in mid-2015 to capitalize on BIOLASE’s significant potential

Income Statement Comparative Financial Data Balance Sheet

World leader in dental laser systems having sold more than 31,000 dental laser systems Veteran top management team with successful dental industry and medical device experience leading the turnaround and transformation of BIOLASE Leader in large U.S. and global markets that have low penetration and strong potential for significant future expansion Market leading families of best-in-class dental lasers including the flagship WaterLase iPlus 2.0 all-tissue laser and the EPIC and iLase soft tissue lasers Delivering substantial benefits to patients and dental practitioners that will increase adoption and utilization of laser dentistry New development and distribution agreement with IPG Medical – disruptive technology    Strategy and plan in place to achieve sustained growth, positive cash flow, profitability Opportunity for substantial revenue, profitability and valuation upside Summary

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